SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       June 25, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
            Agreement, dated as of November 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-3,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-3).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018        41-1857856
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-3, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-3, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated November 1, 1996, by First
              Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
              Report dated June 25, 1997.  The Monthly
              Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 25, 2022.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date June 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co    $822,318.71   $384,232.20   $61,930,677.13


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated June 25, 1997.




              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Jun-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  16483454.69   606435.64    89285.38     695721.02  15877019.05
 A-2  10790000.00        0.00    61503.00      61503.00  10790000.00
 A-3   9101458.00        0.00    54836.28      54836.28   9101458.00
  S   37824410.22 NA             14184.15      14184.15  37177754.04
  R            NA NA                 0.00          0.00 NA


Total 36374912.69   606435.64   219808.81     826244.45  35768477.05

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  30.89330842  4.54841467 35.44172310  808.81401149       6.5000%
 A-2   0.00000000  5.70000000  5.70000000 1000.00000000       6.8400%
 A-3   0.00000000  6.02499951  6.02499951 1000.00000000       7.2300%
S (a)  0.00000000  0.35405232  0.35405232  927.99851535       0.4500%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                                   GROUP I
i) Interest from Mortgagors / Master Servicer                        439,955.25
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
     Total Interest                                                  439,955.25

   Principal Collections (Regular Installments)                       64,872.32
   Principal Collections (Curtailments and Paid in Fulls)            488,724.64
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
     Total Principal                                                 553,596.96

   Amount on Deposit in the Distribution Account                     993,552.21
   Deposits Pursuant to Sec 4.03 (d)-FHA Reserve Account                   0.00
   Distribution Account Income                                           577.34
   Substitution Adjustment Amount                                          0.00
   Collected Amount                                                  994,129.55
   Insured Payments                                                        0.00
   Withdrawals from the Reserve Fund                                       0.00
   Amount Available                                                  994,129.55

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               37824410.22
     less: Principal Collections (non-Defaulted Loans)     553596.96
     less: Balance of Defaulted Loans                       93059.22
     Ending Aggregate Principal Balance                  37177754.04

                                                           Before       After
iii)  Class IA Factors:                              Distributions Distributions
          Class IA-1                                      0.83970732 0.80881401
          Class IA-2                                      1.00000000 1.00000000
          Class IA-3                                      1.00000000 1.00000000

                                                          Computed   Distributed
                                                           Amount      Amount
iv) Class IA Monthly Interest Amount                      205,624.66 205,624.66
    Class IA Principal Distribution Amount                606,435.64 606,435.64
      (limited to the Overcolleralization Amount)
    Class IA Distribution of Distributable Excess Spread        0.00       0.00
    Class IA Guaranteed Principal Distribution                  0.00       0.00
                                                           Beginning     Ending
                                                           Shortfall  Shortfall
    Class IA Monthly Interest Amount                            0.00       0.00
    Class IA Principal Distribution Amount                      0.00       0.00
      (limited to the Overcolleralization Amount)

v)  Excess Spread                                                    108,303.11
    Distributable Excess Spread                                            0.00

vi)  FHA Premium Account Deposit                                       6,905.58
      Servicer Fee                                                    31,520.34
      Master Servicer Fee                                              2,521.63
      Master Servicer Reimbursement                                    6,013.02
      Trustee Fee and any Additional Trustee Fee                       1,418.42
      Premium                                                         11,203.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00

vii)  Group Performance Percentages:
        30+ Delinquency Percentage (Rolling Three Month)                  4.408%
        60+ Delinquency Percentage (Rolling Three Month)                  2.390%
        Cumulative Default Percentage                                     0.400%
        Annual Default Percentage (Three Month Average)                   1.709%

viii)  Overcollateralization Information:
         OC Multiple                                                          1
         Required OC Amount                                          1502336.21
         Overcollateralization Amount (before distributions)         1449497.53
         Overcollateralization Amount (after distributions)          1502336.21


ix)  Default Information:
                                                      Current Period Cumulative
   Principal Balance of Defaulted Loans                     93059.22  160439.58
   Balance of Credit Support Multiple Defaulted Loans       93059.22  160439.58
   Accrued and Unpaid Interest on Credit                     6013.02   10317.78
            Support Multiple Defaulted Loans

x)   FHA Insurance Information:
          Trust Designated Insurance Amount  (at the Cut-off Date)   3674309.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00         0.00
    Claims Pending          1          NA     14,977.54           NA
    Claims Paid             0           1          0.00    14,313.55


xi)   Reserve Fund:
      Beginning Balance                                                7,017.60
      Investment Income on the Reserve Fund                                3.83
      Deposits to the Reserve Fund                                   108,303.11
      Withdrawals from the Reserve Fund for Deficiency Amounts             0.00
      Release of Amounts in Excess of the Reserve Requirement              0.00
      Ending Balance                                                 115,324.54

xii)   Collateral Performance Percentages:
        Pool Annual Default Percentage (Rolling Three Month)              1.444%
        Pool 60+ Delinquency Percentage (Rolling Three Month)             1.857%

              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3
                  GROUP II

                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Jun-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 IIA  26378083.15   215883.07   153432.52     369315.59  26162200.08
 IIS  26378083.63 NA             10990.87      10990.87  26162200.56
  R            NA        0.00        0.00          0.00         0.00


Total 26378083.15   215883.07   164423.39     380306.46  26162200.08



           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 IIA   7.93689946  5.64091702 13.57781648  961.84824333       6.9800%
 IIS   0.00000000  0.40407721  0.40407721  961.84824400       0.5000%



                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                  GROUP II

i) Interest from Mortgagors / Master Servicer                         313799.68
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                  Total                                               313799.68

   Principal Collections (Regular Installments)                        59697.65
   Principal Collections (Curtailments and Paid in Fulls)             118597.19
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                  Total                                               178294.84

   Amount on Deposit in the Distribution Account                     492,094.52
   Deposits Pursuant to Section 4.03 (d)-FHA Reserve Account Deposits      0.00
   Distribution Account Income                                           289.13
   Collected Amount                                                  492,383.65
   Insured Payments                                                        0.00
   Reserve Fund Withdrawals                                                0.00
   Amount Available                                                  492,383.65

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               26378083.63
     less: Principal Collections (non-Defaulted Loans)     178294.84
     less: Balance of Defaulted Loans                       37588.23
     Ending Aggregate Principal Balance                  26162200.56

                                                           Before       After
                                                     Distributions Distributions
iii)  Class IIA Factor:                                   0.96978514 0.96184824


                                                          Computed   Distributed
                                                           Amount      Amount
iv)   Class IIA Monthly Interest Amount                   153,432.52 153,432.52
      Class IIA Principal Distribution Amount             215,883.07 215,883.07
      Class IIA Guaranteed Principal Distribution               0.00       0.00

                                                           Beginning     Ending
                                                           Shortfall  Shortfall
      Class IIA Monthly Interest Amount                         0.00       0.00

v)    Insurance Default Amount                                             0.00
      Loss Carryforward Amount (Computed)                                  0.00
      Loss Carryforward Amount (Distributed)                               0.00

vi)  FHA Premium Account Deposit                                       1,620.88
      Servicer Fee                                                    21,981.74
      Master Servicer Fee                                              1,758.54
      Master Servicer Reimbursement                                    2,435.25
      Trustee Fee and any Additional Trustee Fee                         989.18
      Premium                                                          8,124.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00


vii)  Default Information:
                                                      Current Period Cumulative
       Principal Balance of Defaulted Loans                37,588.23  70,063.90
       Principal Balance of Credit                         37,588.23  70,063.90
              Support Multiple Defaulted Loans


viii)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    3674309.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed         0.00        0.00          0.00         0.00
    Claims Pending       0.00 NA                   0.00 NA
    Claims Paid          0.00        1.00          0.00    14,313.55


ix)  Reserve Fund:
       Beginning Balance                                2,580,238.70
       Investment Income on the Reserve Fund               10,427.44
       Deposits to the Reserve Fund                        75,167.60
Withdrawals from the Reserve Fund for Deficiency Amounts        0.00
Release of Amounts in Excess of the Reserve Requirement         0.00
       Ending Balance                                   2,665,833.74


x)  Collateral Performance Percentages:
     Pool Annual Default Percentage (Three Month Average)                 1.444%
     Pool 60+ Delinquency Percentage (Rolling Three Month)                1.857%

xi)  Reserve Requirement Information
        30+ Delinquency Rate (Rolling Three Month)             1.654%
        60+ Delinquency Rate (Rolling Three Month)             1.094%
        Cumulative Default Percentage                          0.258%
        Annual Default Rate (Three Month Average)              1.066%
        Credit Support Multiple                                    1
        Reserve Requirement                             3,019,191.73


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        June 30, 1997